UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 28, 2019

SP PLUS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50796	16-1171179
(Commission File Number)	(I.R.S. Employer Identification Number)

200 E. Randolph Street, Suite 7700, Chicago, Illinois 60601-7702
(Address of Principal Executive Offices) (Zip Code)

(312) 274-2000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 28, 2019, Vance C. Johnston, the registrant’s Executive Vice President, Chief Financial Officer and Treasurer, notified SP Plus Corporation (the “Company”) of his decision to resign his position for another opportunity. Mr. Johnston’s resignation is effective as of the close of business on April 18, 2019.

The Company has commenced a search for Mr. Johnston’s replacement. Kristopher H. Roy, the Company’s Senior Vice President and Corporate Controller, will serve as interim Chief Financial Officer and principal financial officer of the Company. Mr. Roy will continue to serve as the Company’s principal accounting officer.

Mr. Roy, 44, has served as the Company’s Senior Vice President and Corporate Controller since August 2015. Mr. Roy joined the Company in 2013 as the Company’s Vice President, Assistant Controller and has served as the Company’s Vice President and Corporate Controller from August 2014 to July 2015. Prior to that, Mr. Roy was the Global Director of Accounting, Consolidation and Financial Systems at CNH Industrial N.V. and its predecessor. Prior to that, Mr. Roy spent 12 years with Ernst & Young, LLP. Mr. Roy is a certified public accountant and he earned his Bachelor of Arts degree in accounting from Michigan State University.

There is no family relationship between Mr. Roy and any director or executive officer of the Company and he has no direct or indirect material interest required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 8.01. Other Events.

The Company issued a news release announcing Mr. Johnston’s resignation and Mr. Roy’s appointment as interim Chief Financial Officer. A copy of the news released is attached to this current report on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibits are furnished as part of this report.

Description

99.1	News Release dated April 2, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SP PLUS CORPORATION

Date: April 2, 2019	By:	/s/ Robert N. Sacks
Robert N. Sacks
Executive Vice President, General Counsel and Secretary